SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:              August 25, 1998

ADVANTA Home Equity Loan Trust 1998-1

New York                       333-37107-02                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                      Other Events

Information relating to the distributions to Certificate holders for the July, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                      Financial Statements, Exhibits

             Exhibit No.                     Exhibit

                          1. Monthly Report for the July, 1998 Monthly Period
                             relating to the Mortgage Loan Asset-Backed
                             Certificates Series 1998-1, Class A issued by the ADVANTA Home Equity Loan Trust 1998-1.


                                             EXHIBIT INDEX

Exhibit

     1.      Monthly Report for the July, 1998 Monthly
             Period relating to the Mortgage Loan Asset-Backed
             Certificates, Series 1998-1, Class A issued by the
             ADVANTA Home Equity Loan Trust 1998-1.





                                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-1

BY:          ADVANTA Mortgage Corp., USA




BY:          /s/ William P. Garland
             William P. Garland
             Senior Vice President
             Loan Service Administration



August 31, 1998

                                             EXHIBIT 1


             ADVANTA Mortgage Loan Trust 1998-1

                        Statement to Certificateholders

             Original        Prior
             Face            Principal
Class        Value           Balance         Interest        Principal      Total
A-1          ###############################################################################
A-2          ###############################################################################
A-3          ###############################################################################
A-4          ###############################################################################
A-5          ###############################################################################
A-6          ###############################################################################
A-IO         ###############################################################################
A-7          ###############################################################################
A-8          ###############################################################################
M-1          ###############################################################################
M-2          ###############################################################################
B-1          ###############################################################################
RS           ###############################################################################

Totals       ###############################################################################

                                             Current         Pass-Through
             Realized        Deferred        Principal       Rates
Class        Losses          Interest        Balance         Current        Next
A-1          ################################################      5.756300%       5.748400%
A-2          ################################################      6.250000%       6.250000%
A-3          ################################################      6.270000%       6.270000%
A-4          ################################################      6.420000%       6.420000%
A-5          ################################################      6.600000%       6.600000%
A-6          ################################################      6.430000%       6.430000%
A-IO         ################################################      5.000000%       5.000000%
A-7          ################################################      5.866300%       5.858400%
A-8          ################################################      6.240000%       6.240000%
M-1          ################################################      6.056300%       6.048400%
M-2          ################################################      6.256300%       6.248400%
B-1          ################################################      6.806300%       6.798400%
RS           ################################################      0.000000%       0.000000%

Totals       ################################################

                             Prior                                                          Current
                             Principal                                                      Principal
Class        CUSIP           Balance         Interest        Principal      Total           Balance
A-1             00755WER3           831.61058        3.856194      58.143976        62.00017     773.466604
A-2             00755WES1                1000        5.208333              0        5.208333           1000
A-3             00755WET9                1000           5.225              0           5.225           1000
A-4             00755WEU6                1000            5.35              0            5.35           1000
A-5             00755WEV4                1000             5.5              0             5.5           1000
A-6             00755WEW2                1000        5.358333              0        5.358333           1000
A-IO            00755WFC5                1000        4.166667              0        4.166667              0
A-7             00755WEX0          933.100803         4.40949      26.232155       30.641645     906.868468
A-8             00755WEY8                1000             5.2              0             5.2           1000
M-1             00755WEZ5                1000        4.878686              0        4.878686           1000
M-2             00755WFA9                1000        5.039797              0        5.039797           1000
B-1             00755WFB7                1000        5.482853              0        5.482853           1000
RS              AM9801113                   0               0              0               0              0

Delinquent Loan Information:
                                                             90+ Days       Loans           Loans
                             30-59           60-89           excldg f/c,REO in              in
                             Days            Days            & Bkrptcy      REO             Foreclosure
Group 1      Principal Balanc##############################################################################
             % of Pool Balanc        2.08051%        0.69792%       0.17952%        0.00000%       0.88309%
             Number of Loans              196              48             19               0             86
             % of Loans              2.42965%        0.59502%       0.23553%        0.00000%       1.06607%
Group 2      Principal Balanc##############################################################################
             % of Pool Balanc        2.68577%        0.67214%       0.24938%        0.00000%       1.91999%
             Number of Loans              120              29              9               0             87
             % of Loans              2.75103%        0.66483%       0.20633%        0.00000%       1.99450%

                                             Loans in Bankrup       Group 1         1,815,164.62
                                                                    Group 2         1,125,218.49
                                                                            ################

General Mortgage Loan Information:
                                                                 Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                       481,250,674.    383,407,134.   864,657,808.
Principal Reduction                                                6,960,263        7,302,29###############
Ending Aggregate Mortgage Loan Balance                          474,290,410.################   850,395,254.

Beginning Aggregate Mortgage Loan Count                                 8179            4441          12620
Ending Aggregate Mortgage Loan Count                                    8067            4362          12429

Current Weighted Average Coupon Rate                              10.551257%      10.460757%     10.511127%
Next Weighted Average Coupon Rate                                 10.541689%      10.472986%     10.511304%

Mortgage Loan Principal Reduction Information:
                                                                 Group I        Group II         Total
Scheduled Principal                                                   701,87           179,2###############
Curtailments                                                                                ###############
Prepayments                                                        6,234,803        7,123,04###############
Repurchases/Substitutions                                               23,5                ###############
Liquidation Proceeds                                                                        ###############
Other Principal                                                                             ###############

Less: Realized Losses                                                                       ###############
Less: Delinquent Principal not Advanced by Servicer                                         ###############

Total Principal Reduction                                          6,960,263        7,302,29###############

Servicer Information:
                                                                 Group I        Group II         Total
Accrued Servicing Fee for the Current Period                          200,52           159,7###############
Less: Amounts to Cover Interest Shortfalls                               2,3              1,###############
Less: Delinquent Service Fees                                           37,0            29,2###############
Collected Servicing Fees for Current Period:                          161,12           129,0###############

Advanced Principal                                                      56,2              8,###############
Advanced Interest                                                     799,34           615,7###############

                             Other           Subordination
             Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
             Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class        Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                  6,544,32            11,5
A-2
A-3
A-4
A-5
A-6
A-IO
A-7                  6,813,52            12,0
A-8
M-1
M-2
B-1


Total        ##############################################################################################

                                                  Prior                         Current         Target
                  Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
              Trigger Event    Enhancement     Teralization     Principal     Teralization   Teralization
                 Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I            N/A             N/A               5,330,36      1,354,324###############################
Group II            NO          20.808321%           5,483,86      1,354,320###############################

Total                                        ##############################################################

TOTAL AVAILABLE FUNDS:
             Current Interest Collected:                     ###############

             Principal Collected:                            ###############

             Insurance Proceeds Received:                    ###############

             Net Liquidation Proceeds:                       ###############

             Delinquency Advances on Mortgage Interest:      ###############

             Delinquency Advances on Mortgage Principal      ###############

             Substitution Amounts:                           ###############

             Trust Termination Proceeds:                     ###############

             Investment Earnings on Certificate Account:     ###############

             Capitalized Interest Requirement:               ###############

             Pre-Funding Account:                            ###############

             Sum of the Above Amounts:                                      ################

LESS:

             Servicing Fees (including PPIS):                ###############

             Dealer Reserve:                                 ###############

             Trustee Fees:                                   ###############

             Insurance Premiums:                             ###############

             Reimbursement of Delinquency Advances:          ###############

             Reimbursements of Servicing Advances:           ###############

             Total Reductions to Available Funds Amount:                    ################

             Total Available Funds:                                                         ###############